                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only (as permitted by
[X]  Definitive Proxy Statement               Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                              DTVN HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                              DTVN HOLDINGS, INC.
                       635 West Campbell Road, Suite 130
                            Richardson, Texas  75080


                                  July 3, 2001

Dear DTVN Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of DTVN Holdings, Inc. to be held at 10:00 a.m. local time, on July 25, 2001, at Richardson Civic Center, 411 West Arapaho Road, Richardson, Texas 75083. I hope that you will be able to participate in the meeting either in person or by proxy.

     Stockholders will be asked to elect directors, to consider and act upon a proposal to amend the Company's 2000 Stock Option and Restricted Stock Plan, and to ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

     The Board of Directors recommends that you vote "FOR" the election of each nominee of the Board of Directors as directors of the Company, the approval of the amendment of the Company's 2000 Stock Option and Restricted Stock Plan, and the ratification of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

     Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted. Therefore, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed envelope so that your shares will be represented at the annual meeting. Please refer to the enclosed proxy card for detailed instructions. If you so desire, you may withdraw your proxy and vote in person at the annual meeting.

     We look forward to seeing those of you who will be able to attend the annual meeting on July 25, 2001. Thank you for your continued support.

                                    Sincerely,


                                    /s/ Hugh D. Simpson
                                    ---------------------------------
                                    Hugh D. Simpson
                                    President and Chief Executive Officer

                              DTVN HOLDINGS, INC.
                       635 West Campbell Road, Suite 130
                            Richardson, Texas  75080

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of DTVN Holdings, Inc.:

     The Annual Meeting of Stockholders of DTVN Holdings, Inc., a Delaware corporation, will be held at Richardson Civic Center, 411 West Arapaho Road, Richardson, Texas 75083, at 10:00 a.m. local time on July 25, 2001, for the following purposes:

     1.   To elect directors.

     2. To approve an amendment to the 2000 Stock Option and Restricted Stock Plan to increase the number of shares authorized for issuance under the plan.

     3. To ratify the appointment of KPMG LLP as DTVN's independent accountants for the fiscal year ending December 31, 2001.

     4. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

     Only holders of record of DTVN's common stock at the close of business on June 29, 2001 are entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof. All stockholders are cordially invited to attend the annual meeting.

                                    By Order of the Board of Directors


                                    /s/ James D. Nickell
                                    ------------------------------------
                                    James D. Nickell
                                    Secretary
Richardson, Texas
July 3, 2001

                            YOUR VOTE IS IMPORTANT.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT STOCKHOLDER HAS RETURNED A PROXY.

                              DTVN HOLDINGS, INC.
                       635 WEST CAMPBELL ROAD, SUITE 130
                            RICHARDSON, TEXAS 75080


                               _________________


                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 25, 2001


                                ________________


                 INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed proxy is solicited on behalf of the Board of Directors of DTVN Holdings, Inc., a Delaware corporation, with its principal executive offices at 635 West Campbell Road, Suite 130, Richardson, Texas 75080, for use at DTVN's Annual Meeting of Stockholders to be held at 10:00 a.m. on July 25, 2001 at Richardson Civic Center, 411 West Arapaho Road, Richardson, Texas 75083.

     This proxy statement contains important information regarding DTVN's Annual Meeting of Stockholders, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and voting procedures.

     A number of abbreviations are used in this proxy statement. We refer to DTVN Holdings, Inc. as "the Company" or "DTVN." The Company's Annual Meeting of Stockholders is simply referred to as "the annual meeting." The Company's board of directors is referred to as the "Board of Directors" or the "Board."

                               TABLE OF CONTENTS


Information Concerning Solicitation and Voting................................1
Table of Contents.............................................................2
Proposal 1  Election of Directors.............................................6
Executive Compensation.......................................................10
Security Ownership of Certain Beneficial Owners and Management...............14
Proposal 2  Approval of Amendment to 2000 Stock Option and
            Restricted Stock Plan............................................16
Proposal 3  Ratification of Selection of KPMG LLP as the Company's
            Independent Accountants..........................................21
Changes in and Disagreements with Accountants on Accounting and
 Financial Disclosure........................................................21
Compliance with Section 16(a) of the Exchange Act............................22
Certain Relationships and Related Transactions...............................22
Annual Report on Form 10-KSB.................................................23
Other Matters................................................................23
Proposals of Stockholders for 2002 Annual Meeting............................24

Exhibit A    Charter of the Audit Committee of the Board of Directors........A-1
Exhibit B    Amendment to 2000 Stock Option and Restricted Stock Plan........B-1

RECORD DATE AND OUTSTANDING SHARES

     The Board of Directors is sending this proxy statement on or about July 3, 2001 to all holders of record of the Company's common stock as of the record date, June 29, 2001. Holders of the Company's common stock at the close of business on June 29, 2001 are entitled to attend and vote at the annual meeting. On the record date, there were 56,715,726 shares of the Company's common stock issued and outstanding.

VOTING PROCEDURES

     As a stockholder of the Company, you have a right to vote on certain business matters affecting the Company. The proposals that will be presented at the annual meeting and upon which you are being asked to vote are discussed below. Each share of the Company's common stock you own entitles you to one vote. You may vote by mail or in person at the annual meeting.

METHODS OF VOTING

     Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individual named on the proxy card (known as a "proxy") to vote your shares at the annual meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the annual meeting. In this way, your shares will be voted even if you are unable to attend the annual meeting.

     Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you return the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

     .   FOR the election of the nominated slate of directors appearing on page 6;

     .   FOR the approval of increasing the number of shares of common stock authorized for issuance under the 2000 Stock Option and Restricted Stock Plan as set forth on page 16; and

     .   FOR the ratification of the appointment of KPMG LLP as the Company's independent accountants.

     If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

     Voting in Person at the Meeting. If you plan to attend the annual meeting and vote in person, we will provide you with a ballot at the annual meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the annual meeting.

     If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the annual meeting, you will need to bring with you to the annual meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

REVOKING YOUR PROXY

     You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

     .   sign and deliver to the Company another proxy dated a later date;

     .   provide written notice of the revocation to the Company's Secretary; or

     .   attend the annual meeting and vote in person.

QUORUM REQUIREMENT

     A quorum, which is a majority of the voting power of the outstanding shares entitled to vote as of the record date, June 29, 2001, must be present in order to hold the annual meeting and to conduct business. Shares are counted as being present at the annual meeting if you appear in person at the annual meeting or if you vote your shares by submitting a properly executed proxy card.

VOTES REQUIRED FOR EACH PROPOSAL

     The vote required and method of calculation for the proposals to be considered at the annual meeting are as follows:

     Proposal 1--Election of directors. Directors are elected by the affirmative vote of a plurality of the votes represented by the shares of common stock present at the annual meeting, in person or by proxy. This means that the director candidates receiving the most votes will be elected to fill the seats on the Board.

     Proposal 2--Amendment to 2000 Stock Option and Restricted Stock Plan to increase the number of authorized shares of the Company's common stock issuable under the plan. Approval of this amendment requires the affirmative vote of a majority of the voting power of the shares of common stock present at the annual meeting, in person or by proxy.

     Proposal 3--Ratification of the selection of KPMG LLP as the Company's independent accountants. Approval of this proposal requires the affirmative vote of a majority of the voting power of the shares of common stock present at the annual meeting, in person or by proxy.

     You may vote "for," "against," or "abstain" from the proposals to (a) elect directors, (b) approve an amendment to the 2000 Stock Option and Restricted Stock Plan, or (c) ratify selection of KPMG LLP as the Company's independent accountants.

ABSTENTIONS AND BROKER NON-VOTES

     If you return a proxy card that indicates an abstention from voting in all or some matters, the shares represented will be counted as present for the purpose of determining a quorum. If you abstain from voting on the proposal to elect directors, your abstention will not have any effect on the election of directors. However, if you abstain from voting on the proposal to (a) approve the amendment to the 2000 Stock Option and Restricted Stock Plan or (b) ratify the selection of the Company's independent accountants, your abstention has the same effect as a vote against the proposal.

     Brokers may not have the discretionary authority to vote shares of the Company's common stock held in "street name" if they have not received instructions from the beneficial owners. Broker non-votes will not be counted as votes cast or shares voting on Proposal 1 - election of directors - and will have no effect on the outcome of Proposal 1. Broker non-votes will have the same effect as votes cast against Proposals 2 and 3 - approving the amendment to the 2000 Stock Option and Restricted Stock Plan and ratifying the selection of the Company's independent accountants.

VOTING CONFIDENTIALITY

     Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

VOTING RESULTS

     Final voting results will be announced at the annual meeting and will be published in the Company's Form 10-QSB for the quarter ended September 30, 2001. We file this quarterly report with the Securities and Exchange Commission.
After the report is filed, you may obtain a copy by visiting the SEC's website at www.sec.gov.

PROXY SOLICITATION COSTS

     Solicitations of proxies may be made by personal interview, mail, telephone or telegram by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company's common stock held of record by such persons and may reimburse such forwarding expenses. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation thereof and all clerical and other expenses of solicitation will be borne by the Company.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Bylaws authorize the Board or the stockholders of the Company to fix the number of directors from time to time. The number of directors of the Board is currently set at eight, but concurrently with the election of directors at the annual meeting, the Board is decreasing the number of directors comprising the Board to six.

     There are six nominees for the six available Board positions. Each director elected will hold office until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until such director's earlier death, resignation or removal. Except for James S. Holden, who is currently the Company's Chief Operating Officer, each nominee listed below is currently a director of the Company. Two of the current directors, Robert E. Conn and Robert A. Veschi, are not seeking re-election and will not continue to serve on the Board after the election of the directors of the Company at the annual meeting.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     Set forth below are the names and certain information with respect to each nominee for director and each current director of the Company.

      NAME          AGE                  POSITION                   SERVED AS
-----------------   ---   -------------------------------------   DIRECTOR SINCE
                                                                  --------------

Hugh D. Simpson*     42   President, Chief Executive Officer,          2000
                          and Chairman of the Board
Philip N. O'Reilly*  46   Chief Financial Officer, Director            2001
James S. Holden*     47   Chief Operating Officer                      N/A
Amar Budarapu*       34   Director                                     2000
Robert E. Conn       74   Director                                     2000
David G. Olson*      48   Director                                     2000
G. Edward Powell*    64   Director                                     2000
Robert A. Veschi     39   Director                                     2000
______________
* Nominee for director

     Mr. Simpson founded DataVoN Inc., a Texas corporation ("DataVon"), in 1997 and has served as its Chief Executive Officer, President and majority shareholder since June 2000. On June 9, 2000, DataVon became a wholly-owned subsidiary of the Company pursuant to the merger of DVN Acquisition Corporation, a wholly-owned subsidiary of the Company, with and into DataVon, with DataVon continuing as the surviving corporation. Upon consummation of the merger, Mr. Simpson assumed the role of Chief Executive Officer, President, and a director of the Company. In 1991, Mr. Simpson founded Travel Com 800 Inc., a communications company serving military personnel for their calling card and wireless needs, where he worked until 1996 when
Mr. Simpson sold the communications segment to one equity partner, and the wireless communications segment to another equity partner. Mr. Simpson's United States Marine Corp Reserve Unit was activated for duty in Operation Desert Shield and Storm in 1990, where he served until July 1991. Mr. Simpson was promoted to the rank of Lieutenant Colonel before joining the inactive roles in June 1999. From 1988 to 1990, Mr. Simpson was employed by International Telecharge, Inc. as a National Product Manager.

     Mr. O'Reilly has served as director of the Company since April 2001 and as Chief Financial Officer of the Company since May 2001. Mr. O'Reilly is also President of Video Intelligence, Inc., an operating subsidiary of the Company since April 2001. Mr. O'Reilly is an attorney with practice experience in antitrust, mergers & acquisitions and corporate matters and received his MBA (magna cum laude) from Penn State University. After practicing for several years with Duane, Morris & Heckscher in Philadelphia, Mr. O'Reilly became General Counsel and Director of Acquisitions for The Midlantic Group, Inc. Over a period of twelve years he directed the successful acquisition, turn-around and sale of several multi-million dollars businesses. In 1990 he purchased Multi-Flex Spring Company, where he served as Chief Executive Officer until its acquisition by Chicago Spring Company in 1995. He then acquired Syncro Motion Corporation, which was sold to ITW Corporation in 1998. Mr. O'Reilly then accepted an appointment as a Professor at Penn State University, specializing in entrepreneurship. He returned to the business world as Executive Vice President of Logicstream, Inc., where his responsibilities included raising capital, business development and strategic operations.

     Mr. Holden has served as Chief Operating Officer of the Company since September 2000. Prior to joining the Company, Mr. Holden was the Director of Access Planning for CapRock Communications Corp., where he was responsible for all domestic and international off-net facilities purchases, negotiating interconnects and rates, forecasting overbuilds and monitoring entrance facility usage. Mr. Holden was with CapRock Communications Corp. from October 1999 to September 2000. From August 1979 to January 1999, Mr. Holden was with MCI Telecommunications, serving in a broad range of management positions, concluding his services as Senior Manager, Financial Operations, responsible for the day-to-day business relationship between MCI WorldCom and GTE.

     Mr. Budarapu has served as a director of the Company since October 2000. Since August 2000, Mr. Budarapu has served as a Director, General Counsel and Senior Vice President of CKX, Inc., a talent management company. From July 1993 to July 2000, Mr. Budarapu practiced law with Baker & McKenzie as a Partner and member of the firm's Securities, Mergers and Acquisitions and Global Securities Practice Groups. He also served as Managing Partner of the Houston office and as the Chairman of the Securities Practice Group. The primary areas of Mr. Budarapu's legal practice are securities and merger and acquisition law.

     Mr. Conn has served as a director of the Company since October 2000.
Mr. Conn retired as Senior Counsel, specializing in telecommunications, mergers, and acquisitions, from the

Washington, D.C. law firm of Shaw Pittman. Prior to joining this law firm, Mr. Conn served as Vice President, Regulatory Law, with MCI Communications from 1982 to 1984. From 1963 to 1982, Mr. Conn served as Chief Legal Officer of Western Union International, Inc. ("WUI") and also as its Executive Vice President in 1982, before its acquisition in 1982 by MCI Communications. At varying periods between 1982 and 1988, Mr. Conn served on the Boards of Directors of: WUI; WorldCom, Inc.; Houston International Teleport, Inc.; Satellite Transmission & Reception Specialists, Inc.; and Pointe Communications Corporation, formerly Charter Communications, Inc. and now Telescape International, Inc.

     Mr. Olson has served as a director of the Company since October 2000.
Mr. Olson retired from Charter Communications International, Inc. (predecessor of Pointe Communications Corporation) in 1998, where he served as a director and held the positions of Chairman, President, Chief Executive Officer and Chief Operating Officer during various points in his tenure with the Company, beginning in 1994. Charter Communications International, Inc., now Telescape Communications, is a provider of local, long distance, Internet, and other communications services primarily in the United States to Central and South America. From 1991 to 1992, Mr. Olson served as Chief Executive Officer of WorldCom, Inc., which was acquired by IDB Communications Group, Inc. in 1992. Mr. Olson served as a consultant to IDB from 1993 to 1994. Mr. Olson was also the founder, Chairman, Chief Executive Officer, and President of Satellite Transmission and Reception Specialists, and the founder, Chairman, Chief Executive Officer, and Chief Operating Officer of Houston International Teleport, Inc., global providers of voice, video and data services.

     Mr. Powell has served as a director of the Company since December 2000. Mr. Powell is presently an investor, officer and/or director with several emerging and middle market businesses, primarily in the technology sector. Previously, Mr. Powell had a 35-year tenure with Price Waterhouse & Co., now PricewaterhouseCoopers, LLP, where he served a wide variety of publicly and privately owned business enterprises in a broad range of industries. In 1982, Mr. Powell was appointed Managing Partner of the Houston office and retained that position until his retirement in 1994.

     Mr. Veschi has served as a director of the Company since October 2000.
Mr. Veschi is currently the President, Chief Executive Officer, and director of zeroplus.com, Inc., a global provider of Internet telephony services, where he has served in such capacity since February 2000. Mr. Veschi founded e-Net, Inc. (the predecessor of zeroplus.com), a provider of telecommunications products and patented voice over internet protocol solutions, in 1995. From 1990 to 1994, Mr. Veschi was Group President of I-Net, Inc.'s Advanced Technology division, where he was responsible for the design, construction, operation, and maintenance of software and hardware management systems for their telecommunications network.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE FOREGOING NOMINEES.

BOARD COMMITTEES

     In January 2001, the Board of Directors designated two standing committees, an audit committee and a compensation committee. The Company does not have a nominating committee.

     The audit committee of the Board of Directors, consisting of Messrs. Powell, Olson, and Conn, reviews the Company's internal controls and recommends to the Board of Directors the engagement of the Company's independent auditors, reviewing with such accountants a plan for and the results of their examination of the Company's financial statements and determining the independence of such accountants. Concurrently with the election of directors at the annual meeting, Mr. Budarapu will replace Mr. Conn as a member of the audit committee. The Board of Directors has adopted a written charter for the audit committee setting out the functions it is to perform. A copy of the written charter is attached to this proxy statement as Exhibit A.

     The compensation committee of the Board of Directors, consisting of Messrs. Simpson, Powell, and Budarapu, makes decisions concerning the salaries and incentive compensation for the employees and consultants of the Company.

BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 2000, there were two meetings of the Board of Directors. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors during the fiscal year ended December 31, 2000 during the time which he or she was a director. In addition, the Board of Directors acted at various times by unanimous written consent pursuant to Delaware law.

     The Company did not have standing audit, nominating or compensation committees of its Board of Directors during the fiscal year ended December 31, 2000, and therefore, there were no committee meetings held during that time.

DIRECTOR COMPENSATION

     Directors who are also employees of the Company receive no compensation for serving on the Board of Directors. With respect to Directors who are not employees of the Company, the Company reimburses such non-employee directors for all travel and other expenses incurred in connection with attending Board of Directors and committee meetings. Effective December 21, 2000, each non-employee director of the Company shall receive on such date or on the date of his or her appointment to the Board of Directors, whichever occurs later, a one-time grant of stock options to purchase 100,000 shares of common stock under the Company's 2000 Stock Option and Restricted Stock Plan. Unless otherwise provided in the applicable stock option agreement, the options will become exercisable as to one-twelfth of the shares of common stock subject to the options at the end of each full calendar quarter following the grant of the options, beginning with the end of the first calendar year following the date of the grant of the options, and will have an exercise price per share equal to the fair market value of the stock on the date of the grant.

                               EXECUTIVE OFFICERS

     The names and ages of all executive officers of the Company as of June 12, 2001 and the principal occupation and business experience for at least the last five years for each are set forth below, except as previously set forth above.

NAME                     AGE    POSITION
----                     ---    --------
Hugh D. Simpson          42     President, Chief Executive Officer, Chairman of
                                   the Board, and Director
Philip N. O'Reilly       46     Chief Financial Officer, Director
James S. Holden          47     Chief Operating Officer
Michael G. Donohoe       39     Senior Vice President, Corporate Development;
                                General Counsel; Assistant Secretary
Rodney Jones             48     Senior Vice President, Sales and Marketing

     Michael G. Donohoe has served as General Counsel and Senior Vice President of Corporate Development since February 2001. Mr. Donohoe most recently served as Vice President/Legal for CapRock Communications Corp. While at CapRock Communications Corp., Mr. Donohoe focused on various transactions, telecommunications and regulatory matters, including a follow-on public offering and the eventual sale of CapRock Communications Corp. to McLeodUSA in December 2000. In 1991, Mr. Donohoe and others founded a law firm that is now called Donohoe, Jameson & Carroll, P.C., where his practice areas included workouts, mergers and acquisitions, commercial finance, secured transactions and real property. He began his career in the bankruptcy and reorganization department at Strasburger & Price.

     Rodney M. Jones has served as Senior Vice President, Sales & Marketing since January 2001. Mr. Jones most recently served as the Director of Enhanced Services for CapRock Communications Corp., where he was responsible for developing marketing and sales plans and customer support services for targeted carriers, independent telephone companies and wholesale customers utilizing a variety of company products and services. Previously, Mr. Jones served as National Sales Manager for Century Telecommunications, now CenturyTel, where he was responsible for developing the pricing and marketing strategy for the wholesale division. He began his career in 1987 at Star Tel of Abilene, Texas.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth summary information as to compensation received by the Company's Chief Executive Officer for services rendered to the Company and its subsidiaries for the years ended December 31, 2000, 1999, and 1998. None of the other persons who were serving as executive officers of the Company as of December 31, 2000 received total annual compensation in excess of $100,000.

                              Annual Compensation
                              -------------------

                                                                 OTHER ANNUAL
  NAME AND POSITION            YEAR        SALARY      BONUS     COMPENSATION
  -----------------            ----       --------     ------    ------------
Hugh D. Simpson/1/             2000       $201,935     $3,000          --
  Chief Executive Officer,     1999       $200,000       --            --
  President and Chairman       1998       $167,000       --            --
  of the Board
______________

/1/ Mr. Simpson was appointed as the Company's Chief Executive Officer, President, Secretary, Chairman of the Board of Directors, and as a director, effective as of June 9, 2000, the closing date of the merger of DVN Acquisition Corporation and DataVon. Mr. Sam B. Myers, Jr. served in these capacities for the Company prior to the merger, and resigned from these positions, effective as of June 9, 2000. Mr. Myers earned $125,000, $150,588, and $150,000 in salary from his positions with the Company for each of the fiscal years ended
December 31, 2000, 1999, and 1998, respectively.

The compensation figures provided above for Mr. Simpson reflect compensation earned from his positions with DataVon for each of the fiscal years ended December 31, 2000, 1999, and 1998.

REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee of the Board of Directors makes recommendations to the Board of Directors regarding compensation of the Company's officers and directors. All decisions of the compensation committee relating to compensation of the Company's executive officers are reviewed and approved by the entire Board of Directors.

     Compensation Policy

     The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The compensation committee attempts to achieve these goals by integrating on an individualized basis competitive annual base salaries with stock options through the Company's stock option plans and otherwise. The compensation committee believes that cash compensation in the form of salary and bonus provides the Company's executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of the stockholders with respect to the long term performance and success of the Company. The compensation committee generally takes into consideration a variety of subjective and objective factors in determining the compensation packages for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the compensation committee attempts to address the unique challenges which are present in the industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees. The compensation committee has relied heavily on the equity/option position of executives and key employees as an important mechanism to retain and motivate executives and key employees while at the same time aligning their interests with those of the stockholders generally. The compensation committee believes that option grants are instrumental in motivating employees to meet the Company's future goals.

     Base Salary

     The base salary of the Company's executive officers is set at an amount which the compensation committee believes is competitive with the salaries paid to the executive officers of other companies of comparable size in similar industries. In evaluating salaries, the compensation committee utilizes publicly available information and surveys of the compensation practices of information technology companies. Furthermore, the compensation committee considers the executives' performance of their job responsibilities and the overall financial performance of the Company.

     Bonuses

     The Company's annual bonuses to its executive officers are based upon the Company's financial performance in the current year, the furthering of the Company's strategic position in the marketplace and individual performance.

     Stock Option Grants

     The Company provides its executive officers with long-term incentives through grants of stock options. A grant of options is made at the time an executive is hired. The exercise price of all options granted is generally equal to the closing market price of the Common Stock on the date of grant and the options generally vest over three years. The amount and vesting of stock options are not contingent on achievement of any specific performance targets. All options granted will benefit the executive only to the extent that there is appreciation in the market price of the Common Stock during the option period.

     Grants of stock options have been made to certain employees upon joining the Company and also to selected employees as performance related awards. The amounts of such grants are determined based on the individual employee's position with the Company and his or her potential ability to beneficially impact the performance of the Company. The Company's goal is to provide incentives to its employees to enhance the financial performance of the Company by giving employees a stake in the financial performance of Company.

     The Company's stock option plans currently qualify for exclusion under
Section 162(m) of the Internal Revenue Code.

     Compensation of Chief Executive Officer

     The Chief Executive Officer's base salary, annual incentive award and long-term incentive compensation are determined by the compensation committee based upon the same factors as those employed by the compensation committee for executive officers generally. In the fiscal year ended December 31, 2000, Hugh D. Simpson received $201,935 in salary and a bonus of $3,000. No options to purchase stock were granted to Mr. Simpson in the fiscal year ended December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the compensation committee of the Board of Directors are Messrs. Simpson, Powell, and Budarapu. With the exception of Mr. Simpson, no member of the compensation committee of the Board of Directors is or has been an officer or employee of the Company. No current executive officer of the Company has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more executive officers serving as a director of the Company or as a member of its compensation committee.

REPORT OF THE AUDIT COMMITTEE

     The audit committee of the Board of Directors is comprised of Messrs. Powell, Olson, and Conn, each of whom is an "independent" director as defined by the National Association of Securities Dealers, Inc.'s current listing standards. Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the audit committee met with management and KPMG LLP to review and discuss the Company's December 31, 2000, consolidated financial statements. The audit committee also discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The audit committee also received written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and the audit committee discussed with KPMG LLP that firm's independence. The audit committee also has discussed with management and the independent accountants such other matters and received such assurances from them as the audit committee deemed appropriate.

     Based on the audit committee's discussions with management and KPMG LLP and the audit committee's review of the representations of management and KPMG LLP, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

     KPMG LLP Fees for Fiscal 2000

     Audit Fees. Audit fees billed to the Company by KPMG LLP for the fiscal year ended December 31, 2000, for review of the Company's annual financial statement and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $111,380.

     Financial Information Systems Design and Implementation Fees. KPMG LLP did not perform any financial information technology services for the Company during the fiscal year ended December 31, 2000.

     All Other Fees. The aggregate fees billed by KPMG LLP for all other services rendered for the fiscal year ended December 31, 2000 totaled $101,810.

     The audit committee has considered whether the non-audit services provided by KPMG LLP are compatible with maintaining the accountants' independence.

Audit Committee:  G. Edward Powell, David G. Olson and Robert E. Conn

G. Edward Powell, Chairman
David G. Olson
Robert E. Conn

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of June 12, 2001, with respect to the beneficial ownership of common stock by: (i) each director and nominee for election to the Board of Directors; (ii) each executive officer;
(iii) all of the directors and executive officers as a group; and (iv) to the best of the Company's knowledge, each person who is a beneficial owner of more than 5% of the outstanding shares of common stock. The information has been determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the SEC. Except as provided in the table below, the stockholders listed in the table below have sole voting and investment power with respect to their shares. Unless otherwise indicated, the business address of each of the persons listed below is c/o DataVoN Inc., 635 West Campbell Road, Suite 130, Richardson, Texas 75080.

                                    Number of Shares of             Percent
Name or Identity of Group     Common Stock Beneficially Owned      of Class(1)
-------------------------     -------------------------------     -------------

Hugh D. Simpson                        38,738,877                     68.30%
Philip N. O'Reilly                      5,267,201(2)                   9.29%
James S. Holden                               -0-(3)                   --
Amar Budarapu                              55,670(4)                    *
Robert E. Conn                             25,000(5)                    *
David G. Olson                             75,000(6)                    *
G. Edward Powell                           16,667(7)                    *
Robert A. Veschi                           25,000(8)                    *
Rodney Jones                                   -0-(9)                  --
Michael G. Donohoe                             -0-(10)                 --
All Directors and Executive
   Officers as a Group                 44,203,415(11)                 77.67%


---------------------
(1) Based on 56,715,726 shares of common stock issued and outstanding as of June 12, 2001.

(2) Includes 5,256,137 shares of common stock and options to purchase 11,064 shares of common stock held by Mr. O'Reilly. The options to purchase 11,064 shares of common stock are exercisable within 60 days of June 12, 2001.

(3) Does not include options to purchase 900,000 shares of common stock held by Mr. Holden, which are not exercisable within 60 days of June 12, 2001.

(4) Represents options to purchase 55,670 shares of common stock held by Mr. Budarapu, which are exercisable within 60 days of June 12, 2001. Does not include options to purchase 136,340 shares of common stock held by Mr. Budarapu, which are not exercisable within 60 days of June 12, 2001.

(5) Represents options to purchase 25,000 shares of common stock held by Mr. Conn, which are exercisable within 60 days of June 12, 2001. Does not include options to purchase 75,000 shares of common stock held by Mr. Conn, which are not exercisable within 60 days of June 12, 2001.

(6) Represents options to purchase 75,000 shares of common stock held by Mr. Olson, which are exercisable within 60 days of June 12, 2001. Does not include options to purchase 75,000 shares of common stock held by Mr. Olson, which are not exercisable within 60 days of June 12, 2001.

(7) Represents options to purchase 16,667 shares of common stock held by Mr. Powell, which are exercisable within 60 days of June 12, 2001. Does not include options to purchase 83,333 shares of common stock held by Mr. Powell, which are not exercisable within 60 days of June 12, 2001.

(8) Represents options to purchase 16,667 shares of common stock held by Mr. Veschi, which are exercisable within 60 days of June 12, 2001. Does not include options to purchase 75,000 shares of common stock held by Mr. Veschi, which are not exercisable within 60 days of June 12, 2001.

(9) Does not include options to purchase 700,000 shares of common stock held by Mr. Jones, which are not exercisable within 60 days of June 12, 2001.

(10) Does not include options to purchase 700,000 shares of common stock held by Mr. Donohoe, which are not exercisable within 60 days of June 12, 2001.

(11) Includes options to purchase 200,068 shares of common stock, which are exercisable within 60 days of June 12, 2001. Does not include options to purchase 1,934,673 shares of common stock, which are not exercisable within 60 days of June 12, 2001.

                                   PROPOSAL 2


      APPROVAL OF AMENDMENT TO 2000 STOCK OPTION AND RESTRICTED STOCK PLAN

PROPOSED AMENDMENT TO 2000 STOCK OPTION AND RESTRICTED STOCK PLAN

     The Board of Directors has approved an amendment to the Company's 2000 Stock Option and Restricted Stock Plan (the "2000 Plan") that would increase the number of shares of authorized for issuance under the 2000 Plan as is described in more detail below under "-- Number of Shares" and attached to this Proxy Statement as Exhibit B. The Board of Directors is recommending this amendment to the stockholders for approval.

     The 2000 Plan was originally adopted by the Company's stockholders on December 21, 2000. Pursuant to the provisions of the 2000 Plan, the Board has adopted amendments to the 2000 Plan to be effective as of the date of the Annual Meeting which are not subject to stockholder approval. Initially, up to 7,000,000 shares of common stock were authorized for issuance under the 2000 Plan. At June 12, 2001, there were 2,330,838 shares of common stock available for issuance under the 2000 Plan.

PURPOSE OF THE PROPOSED AMENDMENT

     The Board believes that stock options and other stock-based awards play an important role in the success of the Company if the Company is to continue to attract and retain the best available directors, officers, employees, and consultants necessary for the Company's future growth and success. The Board believes that the amendment to the 2000 Plan is necessary to provide for an adequate number of shares of common stock available for issuance under the 2000 Plan.

SUMMARY OF THE 2000 PLAN

     The following description of certain terms of the 2000 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2000 Plan.

NUMBER OF SHARES

     Up to 7,000,000 shares of common stock may be issued under the 2000 Plan as initially adopted. As set forth herein, the proposed amendment to the 2000 Plan would amend the number of shares that may be issued under the 2000 Plan to the number of shares equal to 15% of the shares of the Company's common stock issued and outstanding (such determination as to the number of shares available for grant to be made on July 1, 2001 and October 1, 2001 and, in each calendar year thereafter, as of January 1, April 1, July 1 and October 1 of each such year for which the 2000 Plan is in effect); provided, however, that subject to adjustment, in no event may more than 750,000 shares be cumulatively available under the 2000 Plan for the grant of incentive stock options; and provided, further, that subject to adjustment, the aggregate number of shares available for issuance under the 2000 Plan shall not be reduced to a number below the number of shares subject to awards outstanding at the time of such determination.

     The number of shares of common stock authorized to be issued under the 2000 Plan will be adjusted for stock dividends, stock splits, or any other increase or decrease in the number of shares of the Company's common stock issued without receipt of consideration by the Company. Shares to be issued under the 2000 Plan may be drawn from either authorized but previously unissued shares of the Company's common stock or from treasury shares.

ADMINISTRATION

     The Board of Directors or a committee of the Board of Directors--as the Board of Directors in its sole discretion shall determine--will administer the 2000 Plan. For purposes of the 2000 Plan and this section, the Board of Directors acting in this capacity or the committee of the Board of Directors will be referred to as the "Committee." The Company intends that any committee established by the Board to administer the Plan will consist of at least two persons, each of whom meet the definition of "non-employee director" under
Section 16 of the Exchange Act and the definition of "Outside Director" under
Section 162(m) of the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended (the "Code"). The members of the Committee will be appointed by the Board of Directors. The Board may from time to time remove members from, or add members to, the Committee.

ELIGIBILITY, OPTIONS AND RESTRICTED STOCK

     The Committee has the authority under the 2000 Plan to grant stock options or shares of restricted stock to directors, officers, employees or consultants of the Company. As of June 12, 2001, the Company and its affiliates had 20 full-time employees. Options granted under the 2000 Plan may include incentive stock options intended to qualify under Section 422 of the Code as well as non-statutory options. Incentive stock options will only be granted to persons who are employed by the Company at the time of the grant. Subject to the limits of the 2000 Plan, the Committee may determine the number of shares to be issued upon exercise, the exercise price, vesting period and other terms of the stock options. However, incentive stock options will not be granted with an exercise price below the fair market value of the common stock on the date of the grant (or less than 110% of the fair market value in the case of an incentive stock option granted to a 10% or greater stockholder of the Company) and in no event can any incentive stock option be exercisable after the expiration of ten years after the date of grant (or five years in the case of an incentive stock option granted to a 10% or greater stockholder of the Company). The closing price of the common stock as reported by the OTC bulletin board for June 12, 2001 was $0.93. The Committee may also determine the number of shares, terms, conditions and restrictions of the restricted stock. However, each grant of restricted stock will require that the recipient remain an employee or otherwise provide services to the Company for at least six months after the date of grant.
Subject to adjustment, the Committee will not grant stock options for shares of common stock or make grants of restricted stock under the 2000 Plan to any "covered employee" as defined in Section 162(m) during any calendar year period in excess of 2,000,000.

IRS LIMITS ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Code limits the tax deductibility of compensation in excess of $1 million paid to certain executive officers, unless the payments are made under plans that satisfy the technical requirements of the Code and qualify as performance-based pay. The Committee believes that performance-based pay over $1 million is sometimes required to attract and retain executives in a competitive marketplace. Stock options granted under the 2000 Plan are designed so that the compensation paid will be tax deductible by the Company.

BACKGROUND-SECTION 162(m) EXEMPTION

     Section 162(m) limits our ability to deduct compensation that we pay to certain of our executive employees when determining our federal tax liability. These limitations apply to compensation in excess of $1 million per year that we pay to our chief executive officer and each of our four other highest paid executive officers. Certain types of compensation are excluded from the calculation of the $1 million limit in Section 162(m). These include compensation under plans that are "performance based" and are approved by our stockholders. "Performance based" compensation under Section 162(m) is compensation based on the attainment of one or more objective performance goals, the material terms of which are approved by stockholders.

DETERMINATION OF RESTRICTED STOCK AWARDS, PERFORMANCE OBJECTIVES

     A covered award payable to a covered employee will be based on performance objectives established by the Committee at the beginning of the year. The Committee will establish performance objectives from one or more of the following measures: specified increases in earnings per share; share price; market share; total revenue; net profits; operating profit margins; and earnings before interest expense and income, taxes on incomes, profits, or gains, depreciation of balance sheet assets, or amortization of goodwill. Performance objectives may be described in terms of company, subsidiary, major business segment, division or departmental performance. Because covered awards under the 2000 Plan are subject to the discretion of the Committee and subject to the attainment of the performance objectives, the benefits or amounts that will be allocated to covered employees under the 2000 Plan are not determinable at this time.

STOCK OPTION GRANTS, FAIR MARKET VALUE

     Under Section 162(m) of the Code, if the exercise price of options granted under a plan equals the fair market value of the stock as of the grant date and the plan has been established in accordance with Section 162(m) of the Code, then the option grant satisfies the exemption from compensation that is subject to the $1 million deductibility limit for covered employees. All option grants to any covered employee will be made at the fair market value of the Company's common stock.

PAYMENT OF RESTRICTED STOCK

     Covered awards of restricted stock will be paid to covered employees in shares of stock as soon as practicable following the date the restrictions terminate. Covered employees will be given the option to defer the receipt of the shares to a future year. The amount of stock to be distributed will equal the number of shares of the Company's common stock that would have been paid if the award of restricted stock had been paid on the grant date, as adjusted for dividends, stock splits and any other increase or decrease in the number of issued shares effected without the receipt of consideration by the Company.

NON-EMPLOYEE DIRECTOR OPTIONS

     Each non-employee director of the Company shall, subject to the terms of the 2000 Plan, be granted (i) on his or her appointment to the Board of Directors or on the approval of this 2000 Plan by the stockholders of the Company, whichever occurs later, a grant of options to purchase

100,000 shares of the Company's common stock. Unless otherwise provided in the applicable stock option agreement, each option shall become exercisable as to one-third of the shares of the Company's common stock subject to options on the first anniversary of the date of grant and as to the balance, yearly in equal installments over the next two years following the first anniversary of the date of grant, and would have an exercise price per share equal to the fair market value of the Company's common stock on the date of grant.

CHANGE IN CONTROL

     Upon a change in control, as defined in the 2000 Plan, all outstanding options under the 2000 Plan will become immediately exercisable and all restrictions on any shares of restricted stock granted under the 2000 Plan will lapse and such stock will immediately vest in the holder notwithstanding that such options were not fully exercisable or that such restricted stock had not fully vested. In the event of a reorganization, lawful and fair provision shall be made whereby the option holder shall thereafter have the right to purchase and receive, in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by such options, had such reorganization not taken place.

AMENDMENT AND TERMINATION

     The Board may amend or terminate the 2000 Plan at any time, but may not do so without stockholder approval if the amendment changes the aggregate number of shares that may be issued under the Plan, other than in connection with certain adjustments or a reorganization of the Company as discussed above. The Board may not, without the participant's consent, adversely affect the rights of a participant under any option or restricted stock that has been granted. Unless our Board later extends the 2000 Plan, it will automatically terminate ten years following its effective date except as to awards outstanding at that date.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options

     Some of the options granted under the 2000 Plan may be incentive stock options as described in Section 422 of the Code ("ISOs"). An optionee does not realize taxable income upon the grant or exercise of an ISO. Although the optionee will not realize ordinary income at the time an ISO is exercised, the excess of the fair market value of the shares acquired at the time of exercise over the option price may constitute an item of adjustment used to compute alternative minimum taxable income under Section 56 of the Code, and may, therefore, result in the imposition of the alternative minimum tax under Section 55 of the Code on the optionee. If the optionee does not dispose of the shares received upon exercise of an ISO within one year from the ISO's date of exercise and within two years of the date that the ISO was granted, any gain or loss realized from the subsequent sale or disposition of such shares will be treated as long-term capital gain or loss to the optionee and no deduction will be available to the Company. If the optionee disposes of the shares before the end of the holding periods described above, the optionee has made a disqualifying disposition and will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the actual gain realized upon such disposition. Any additional gain upon such disposition will be taxed as capital gain. In the event of a disqualifying disposition, the Company receives a tax deduction, subject to Section 162(m) of the Code, in an amount equal to the ordinary income recognized by the optionee.

     Non-Statutory Options

     An optionee will not recognize any taxable income upon the grant of a non-statutory stock option. However, on the date of exercise of a non-statutory stock option, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, subject to Section 162(m) of the Code. The gain, if any, realized upon a subsequent disposition of the shares will constitute short-term or long-term capital gain, depending on the optionee's holding period.

     Restricted Stock

     A recipient of restricted stock will not recognize income upon the grant of restricted stock. However, at the time the restrictions lapse, the recipient recognizes ordinary income equal to the fair market value of the shares at the time, and the Company receives a tax deduction for the same amount, subject to the provisions of Section 162(m) of the Code. Upon disposition of the shares acquired, an optionee will generally recognize the appreciation or depreciation on the shares after the date the restrictions lapse as either short-term or long-term capital gain or loss depending on the recipient's holding period.

     Deduction Limits

     A deduction otherwise available to the Company for any year with respect to compensation payable to an executive officer may be denied under Section 162(m) of the Code to the extent the amount exceeds $1,000,000. It is anticipated that grants of options and restricted stock will qualify for an exemption to that limitation for eligible performance-based compensation.

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE FOREGOING PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3


                     RATIFICATION OF SELECTION OF KPMG LLP
                    AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon recommendation from the audit committee, has selected KPMG LLP, independent certified public accountants, as the Company's independent accountants for the fiscal year ended December 31, 2001 and requests that the stockholders ratify the Board's selection. One or more representatives of KPMG LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions that stockholders may have.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

     In December, 1999, the Company decided to replace Arthur Andersen LLP ("Andersen") as its independent accountants to audit its financial statements for economic reasons. Andersen's reports on the Company's financial statements for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion; however, the report included in the 1998 Form 10-K was modified to disclose uncertainties regarding the Company's ability to continue as a going concern. The decision to change accountants was approved by the Board of Directors on December 31, 1999. During the Company's two most recent fiscal years and any subsequent interim period preceding the change in accountants, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The decision to change accountants was based on the comparative cost of the audit services provided by Andersen and its replacement, the firm of Hein + Associates LLP ("Hein"). The Company requested that Andersen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter was filed with the Commission.

     The Company engaged Hein to serve as the Company's independent accountants as of January 21, 2000. At the time of its engagement, Hein had not been consulted during the two most recent fiscal years or any subsequent interim period on any matters relating to accounting principles or a specific transaction, either completed or proposed.

     Effective August 4, 2000, the Company dismissed Hein as the Company's independent accountant. None of the reports of Hein on the financial statements during the past fiscal year contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's engagement of Hein, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Hein's satisfaction would have caused Hein to make reference to the subject matter of the disagreement in connection with its report. The Company requested that Hein furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter was filed with the Commission.

     On August 4, 2000, the Company engaged KPMG LLP, to serve as the Company's independent accountant and auditor for future periods. Prior to August 4, 2000, KPMG LLP had served as the independent auditor for DataVon. Except for consultation with matters relating to DataVon, during the Company's two most recent fiscal years and the subsequent interim period preceding this engagement of KPMG LLP, neither the Company nor anyone on its behalf has consulted with KPMG LLP regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided to the Company that was a factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

     The Company's dismissal of Hein and engagement of KPMG LLP was approved and ratified by the Board of Directors.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file reports of their beneficial ownership and changes in ownership--Forms 3, 4 and 5, and any amendment thereto- -with the Securities and Exchange Commission. Executive officers, directors, and greater-than-ten percent holders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and any written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-ten percent holders have been complied with, except for one Form 3 filed late by each: (i) James S. Holden, the Chief Operating Officer of the Company, (ii) Marcia C. Kennedy, a former Chief Financial Officer and director of the Company, (iii) Robert E. Conn, a director of the Company, (iv) David G. Olson, a director of the Company, and (v) Robert A. Veschi, a director of the Company. The delinquent Form 3's have all been filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1999, the Company entered into capital leases with EDVon, Inc., M.M. Simpson & Associates, P.C., and an agent of Fidelity National Title, all of which are related parties, for computers, a vehicle and office equipment that expire at various dates through 2003, except for the vehicle which was terminated on May 1, 2000. At December 31, 2000, the gross amount of equipment and related accumulated amortization recorded under capital leases was $16,451. The lease terms for the equipment under capital leases are 36 months.

     The Company paid M.M. Simpson & Associates, P.C. $126,221 and $7,589 in the fiscal years ended December 31, 2000 and 1999, respectively, for legal services provided to the Company.

     The Company also paid M.M. Simpson & Associates, P.C. $25,955 and $29,683 in the fiscal years ended December 31, 2000 and 1999, respectively, for payroll costs of shared employees.

     On May 1, 2000, DataVon issued a note payable to Mr. Simpson in the amount of $250,000, secured against accounts receivable of DataVon. The note bears interest at 9% per annum, and is due on demand but no later than January 15, 2001. The note was issued to Mr. Simpson for moneys advanced by Mr. Simpson to DataVon for operating capital. The money advanced by Mr. Simpson to DataVon occurred subsequent to a cash distribution made to Mr. Simpson in the amount of $400,000 to pay the estimated tax liability incurred by DataVon during its Subchapter S status during taxable year 2000 and 1999.

     Amar Budarapu, a director of the Company, was a partner in the law firm of Baker & McKenzie until July 31, 2000. During the time Mr. Budarapu was associated with Baker & McKenzie, he was compensated, in part, based on legal fees paid by his clients. Through June 9, 2000, DataVon incurred and paid Baker & McKenzie approximately $160,911 for legal services. From June 10, 2000 to July 31, 2000, the date that Mr. Budarapu ceased to be employed by Baker & McKenzie, the Company incurred and paid Baker & McKenzie approximately $39,566 for legal services.

     The Company and DataVon believe that these arrangements were as fair to them as any that could have been obtained from an unrelated party on an arms-length basis.

                          ANNUAL REPORT ON FORM 10-KSB

     Copies of the Company's Annual Report on Form 10-KSB are being sent to the Company's stockholders concurrently with the mailing of this proxy statement. Please note that the Company filed a Form 10-KSB/A-1 containing certain information with respect to the Company's directors and executive officers. Copies of the Form 10-KSB/A-1 are not being sent to the Company's stockholders concurrently with the mailing of this proxy statement because all of the information contained in the Form 10-KSB/A-1 has been updated and is included in this proxy statement.

     UPON WRITTEN REQUEST OF ANY BENEFICIAL STOCKHOLDER OR STOCKHOLDER OF RECORD, ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 OR COPIES OF THE FORM 10-KSB/A-1 MAY BE OBTAINED, WITHOUT CHARGE, BY CALLING (972) 783-0284 OR BY WRITING:

                                  DATAVON INC.
                       635 WEST CAMPBELL ROAD, SUITE 130
                            RICHARDSON, TEXAS 75080
                           ATTN:  INVESTOR RELATIONS


                                 OTHER MATTERS

     The Company's management is not aware of other matters which may come before the annual meeting. The persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the annual meeting. A majority of those votes present at the annual meeting cast in favor of any such matter will result in the passage of such matter.

               PROPOSALS OF STOCKHOLDERS FOR 2002 ANNUAL MEETING

     Any proposal that a stockholder of the Company wishes to be considered at the 2002 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at the Company's principal executive offices, 635 West Campbell Road, Suite 130, Richardson, Texas 75080, no later than March 10, 2002 for inclusion in the Company's proxy material for that meeting. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

                                    By the Order of the Board of Directors,


                                    /s/ James D. Nickell
                                    ---------------------------------------
                                    James D. Nickell, Secretary

Richardson, Texas
July 3, 2001

                                   EXHIBIT A


                                    CHARTER
                             OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

DTVN Holdings, Inc.
CHARTER OF THE AUDIT COMMITTEE

PURPOSE
--------

1. The Audit Committee is authorized by the Board of Directors of DTVN Holdings, Inc. (referred to in this charter as "DTVN") to provide a direct oversight of the independent public accounting firm and the financial management of DTVN in order to assist the Directors in satisfying their fiduciary obligations to DTVN's shareholders. Furthermore, the Audit Committee will assist the Board of Directors in performing its oversight responsibilities related to corporate accounting, financial reporting practices, the quality and integrity of financial reports as well as compliance with policies and procedures, and compliance of DTVN's financial statements and internal controls with Federal securities regulatory requirements and business ethics, and to evaluate DTVN's system of internal controls, the internal audit function, and other related areas.

2. The Audit Committee's practices and procedures are intended to comply with the recommendations of various authoritative bodies including the Securities and Exchange Commission.

MEMBERSHIP
----------

1. The Audit Committee will be appointed annually by the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board the members of the Committee may designate a Chair by majority vote of the full Committee membership and will be comprised of not less than three qualified outside directors. An outside Director is an individual who was neither an officer nor employee of DTVN or any affiliate.

2. No member of the Audit Committee shall be an active or retired employee of DTVN. The Members shall be independent of the management of DTVN and DataVoN Inc. as well as free from material relationships; personal, financial, or otherwise that, in the opinion of the Board of Directors, would interfere with their independent judgment as an Audit Committee Member.

3. Directors who owned or controlled, within the preceding year, assets representing 10% or more of any outstanding class of voting securities of DTVN shall be considered non-independent for purposes of Audit Committee membership.

4. Each Member of the Audit Committee will have a working knowledge of basic finance and accounting practices and at least one member must have accounting or related financial management expertise.

GENERAL RESPONSIBILITIES
-------------------------

1. The Audit Committee will provide reasonable assurance to the Board of Directors that the financial and regulatory affairs of DTVN are properly conducted, supervised and reported.

2. The Audit Committee will maintain free and open communication with the Board of Directors, independent auditors, legal counsel, financial management, and, as necessary, other regulatory authorities.

3. Hold regular meetings of the Audit Committee at least twice annually, and more frequently if determined necessary by the Chairman of the Audit Committee, in order to review and discuss those specific matters regarding DTVN's financial reporting, regulatory compliance, internal controls and other related practices, procedures and policies with respect to which the Audit Committee has oversight responsibility. At least annually the Committee should meet with management internal audit and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least the Chair should meet with the independent accountants and management quarterly to review the Company's financials prior to filing the 10-QSB or release of earnings.

4. Maintain minutes of all Audit Committee meetings regarding the results of discussions concerning the topics set forth in the agenda and other business items addressed. Report any matters that are deemed to warrant attention to the Board of Directors.

5. Evaluate whether the Board of Directors has committed sufficient financial resources to the Audit Committee to enable it to satisfy its responsibilities, including the engagement of special counsel when necessary.

6. Review and update this charter periodically, at least annually, as conditions dictate.

7. Review with the organizations legal counsel any matters that could have significant impact on the Company's financial statements.

RESPONSIBILITIES AND AUTHORITY - INDEPENDENT ACCOUNTANT OVERSIGHT
-----------------------------------------------------------------

1. Recommend to the Board of Directors the independent public accounting firm to perform the annual audit of DTVN's financial statements.

2. The Audit Committee will review and assess any fees paid to the independent public accountants as well as review and recommend to the Board of Directors for approval the dismissal of the independent public accounting firm. The Audit Committee will ascertain that the external auditor is aware that they are ultimately accountable to the Board of Directors and the Audit Committee.

3. Obtain an appropriate written representation annually from the independent public accounting firm assuring their independence associated with the financial engagement as well as other management consulting services that may be provided to DTVN. In the event that relationships may exist which might have an impact on its independence and objectivity, the public accounting firm will disclose this information to the Audit Committee such that the appropriate action is taken to ensure their independence is maintained.

4. Meet with the independent public accounting firm and DTVN management prior to commencement of the annual audit to review the audit scope, the procedural plans to be used, the audit report anticipated to be issued, the audit timing, and the proposed audit fee.

5. Obtain a letter from the independent public accounting firm concerning any significant weaknesses or deficiencies with internal controls that are discovered during the financial engagement.

6. Discuss with management and the independent public accounting firm the substance of any significant issues raised by counsel concerning litigation, contingencies or other claims, and how such matters affect the financial statements.

7. Review, consider and monitor practices, procedures and policies related to DTVN's financial and regulatory reporting responsibilities including, but not limited to, the following:

  A. Compliance with GAAP and SEC reporting requirements, including representations and disclosures made in annual and quarterly reports, proxy statements and all other required filings.

  B. Review with management and the independent public accounting firm their assessment of the adequacy of DTVN's internal control system, and the resolution of identified material weaknesses and reportable conditions in internal controls.

  C. Evaluate of the performance of the independent public accounting firm and its professional relationship with DTVN.

  D. Review the audit opinion and audited financial statements with the independent public accounting firm before the report is finalized; obtain the independent public accountant's evaluation of the competence of financial and accounting personnel; discuss and resolve disagreements between the independent public accounting firm and DTVN management; and evaluate and monitor recommendations for improvement of internal control deficiencies and compliance weaknesses identified by the independent public accounting firm.

  E. Review the independent accountant's qualitative judgments concerning the propriety, not just the acceptability, of DTVN's accounting principles and financial disclosures as well as how aggressive (or conservative) the approach involving the accounting principles and underlying estimates.

  F. Review with DTVN management and the independent public accounting firm major accounting policies and reporting disclosures affecting annual and quarterly financial statements.

  G. Review with management and the independent public accounting firm the basis for management's report on internal controls and compliance, and the accountant's report on management's assessments and DTVN's consolidated financial statements.

8. The Audit Committee will listen to management and the primary independent auditor if either believes there might be a need to engage additional auditors. The Audit Committee will decide whether to engage an additional firm and, if so, which one.

                                   EXHIBIT B

                         AMENDMENT TO 2000 STOCK OPTION
                           AND RESTRICTED STOCK PLAN


     Subject to approval by the stockholders of the Corporation, Section 5(a) of the 2000 Stock Option and Restricted Stock Plan is hereby amended and restated in its entirety to read as follows:

     "(a) BASIC LIMITATION. Shares offered under this Plan may be authorized but unissued Shares or Shares that have been reacquired by the Company. Subject to adjustment pursuant to Section 9 of this Plan, the aggregate number of Shares that are available for issuance under this Plan shall be that number of Shares equal to 15% of the Shares issued and outstanding (such determination as to the number of Shares available for grant to be made on July 1, 2001 and October 1, 2001 and, in each calendar year thereafter, as of January 1, April 1, July 1, and October 1 of each such year for which the Plan is in effect) (the "Plan Maximum"); provided, however, that subject to adjustment pursuant to Section 9 of this Plan, in no event may more than seven hundred fifty thousand (750,000) Shares be cumulatively available for the grant of ISOs under the Plan; and provided, further, that subject to adjustment pursuant to Section 9 of this Plan, the aggregate number of Shares available for issuance under the Plan shall not be reduced to a number below the number of Shares subject to Plan Awards granted under the Plan at the time of such determination. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan."

                              DTVN HOLDINGS, INC.
                       635 West Campbell Road, Suite 130
                            Richardson, Texas 75080

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS

  The undersigned hereby appoints Hugh D. Simpson proxy with full power of substitution and with all powers the undersigned would possess if personally present, to represent and to vote at the 2001 Annual Meeting of Stockholders to be held on July 25, 2001 and at any adjournment or postponement thereof, as designated on the reverse side hereof and in his discretion with respect to any matters incident to the conduct of the meeting and other matters as may properly come before such meeting, all of the shares of common stock of DTVN Holdings, Inc. held of record by the undersigned as of the close of business on June 29, 2001. All proxies previously given with respect to the shares covered hereby are hereby revoked.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE
[X] PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS:
  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and at the discretion of the proxyholder as to any other matters that may properly come before the meeting. If no direction is made, this Proxy will be voted FOR the following proposals and at the discretion of the proxyholder as to any other matters that may properly come before the meeting.
1. PROPOSAL TO ELECT DIRECTORS.
FOR all nominees     WITHHOLD AUTHORITY    NOMINEES
listed at the        For all nominees      Hugh D. Simpson, Philip
right [_]            listed at the         N. O'Reilly, James S.
                     right [_]             Holden, Amar Budarapu,
                                           David G. Olson, G.
                                           Edward Powell

Instruction: To withhold authority for any individual nominee(s), put an x in the "For all nominees" box and strike a line through the name(s) of the nominee(s) not voted for in the list at the right.
2. PROPOSAL TO APPROVE AND ADOPT THE AMENDMENT TO THE 2000 STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE.
                   FOR [_]      AGAINST [_]      ABSTAIN [_]
3. PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.
                   FOR [_]      AGAINST [_]      ABSTAIN [_]
                                   Please sign and return promptly in the
                                   enclosed envelope.
                                   Signature(s)________________________________
                                   Date________________________________________
                                   NOTE: Please sign exactly as name appears.
                                   When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such.
                                   If a corporation, please sign in full
                                   corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.